UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

Form 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2017

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware77-0291941

(State or other jurisdiction        (I.R.S. Employer Identification No.)

       of incorporation)

2309 Bering Dr

San Jose, California 95131

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)At the annual meeting of stockholders of MoSys, Inc. (the “Company”) held on December 21, 2017, the Company’s stockholders voted on five proposals which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission  on November 27, 2017.

(b)Voting results were as follows:

•	Proposal 1 – Election of directors to serve until the next annual meeting of stockholders

	For	Withheld	Broker Non-Vote
Stephen L. Domenik	1,960,914	144,553	4,581,426
Daniel Lewis	2,035,726	69,741	4,581,426
Daniel J. O’Neil	2,031,969	73,498	4,581,426
Leonard Perham	2,008,430	97,037	4,581,426

All of the foregoing candidates were elected to serve as directors until the next annual meeting of stockholders.

•	Proposal 2 – Ratification of the Audit Committee’s appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017

For	Against	Abstain	Broker Non-Vote
6,229,979	118,044	338,870	-

The foregoing proposal was approved.

•	Proposal 3 – Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Vote
1,933,971	139,263	32,233	4,581,426

The foregoing non-binding proposal was approved.

•	Proposal 4 – Advisory vote on the frequency of future stockholder advisory votes on executive compensation.

For – 3 yrs	For - 2 yrs	For – 1 yr	Abstain	Broker Non-Vote
1,309,206	94,671	577,280	124,310	4,581,426

As shown above, the Company’s stockholders voted, in an advisory, non-binding vote, in favor of having a stockholder vote to approve the compensation of the Company's named executive officers every three years. Based on these results and consistent with the previous recommendation and determination of its board of directors, the Company will hold non-binding advisory votes on executive compensation every three years until the next vote on the frequency of the stockholder advisory vote on executive compensation.

•	Proposal 5 – Approval of the amendment of the 2010 Equity Incentive Plan to increase the number of shares currently reserved for issuance thereunder by 200,000 shares.

For	Against	Abstain	Broker Non-Vote
1,787,017	220,097	98,353	4,581,426

The foregoing proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date:  December 22, 2017By:    /s/ James W. Sullivan

James W. Sullivan

Vice President of Finance and Chief Financial Officer